EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with this first amendment on Form 10-Q/A-1 (the “Amendment”) to the Quarterly Report of TransTechnology Corporation (the “Company”) for the quarterly period ended September 28, 2003, as previously filed with the Securities and Exchange Commission and as amended by this Amendment (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 21, 2004	/s/Robert L. G. White
Robert L. G. White,
President & Chief Executive Officer

Date: June 21, 2004	/s/Joseph F. Spanier
Joseph F. Spanier,
Chief Financial Officer